UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 6, 2008
DATASCOPE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-6516	13-2529596

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
14 Philips Parkway, Montvale, New Jersey, 07645-9998
(Address of Principal Executive Offices) (Zip Code)
(201) 391-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     Datascope Corp. issued a press release on November 6, 2008 announcing its operating results for the first quarter of fiscal year 2009. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 8.01. Other Events
     Datascope Corp. issued a press release on November 26, 2008 announcing that it executed an agreement to sell its endoscopic vessel harvesting product line to Sorin Group. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.
     The information, including Exhibits 99.1 and 99.2, furnished in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:

Exhibit 99.1	Press release issued by Datascope Corp. on November 6, 2008 announcing its operating results for the first quarter of fiscal year 2009.

Exhibit 99.2	Press release issued by Datascope Corp. on November 26, 2008 announcing that Datascope Corp. executed an agreement to sell its endoscopic vessel harvesting product line to Sorin Group.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP.

Registrant

/s/ Henry M. Scaramelli Name: Henry M. Scaramelli
Title: Vice President, Finance and Chief Financial Officer
Dated: November 26, 2008

EXHIBIT INDEX

Exhibit No.

99.1	Press release issued by Datascope Corp. on November 6, 2008 announcing its operating results for the first quarter of fiscal year 2009.

99.2	Press release issued by Datascope Corp. on November 26, 2008 announcing that Datascope Corp. executed an agreement to sell its endoscopic vessel harvesting product line to Sorin Group.